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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2001




                           NOBLE DRILLING CORPORATION
             (Exact name of Registrant as specified in its charter)





         DELAWARE                    0-13857                  73-0374541
  (State of incorporation)   (Commission file number)      (I.R.S. employer
                                                        identification number)


    13135 SOUTH DAIRY ASHFORD, SUITE 800
            SUGAR LAND, TEXAS                                   77478
    (Address of principal executive offices)                 (Zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 276-6100


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                                                                        FORM 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          Exhibit 99.1 Noble Drilling Corporation press release, dated July 26, 2001, announcing financial results for the quarter ended June 30, 2001.



ITEM 9. REGULATION FD DISCLOSURE.

         The Registrant hereby incorporates by reference into this Item 9 the information set forth in its press release, dated July 26, 2001, a copy of which is furnished herewith as Exhibit 99.1 and shall not be deemed to be filed.





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                                                                        FORM 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                            NOBLE DRILLING CORPORATION



Date: July 26, 2001         By: /s/ MARK A. JACKSON
                               ------------------------------------------------
                               MARK A. JACKSON,
                               Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)



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                                                                        FORM 8-K



                                INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION
------            -----------
Exhibit 99.1      Noble Drilling Corporation press release, dated July 26, 2001, announcing financial results for the quarter ended June 30,
                  2001.




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